SECURITIES AND EXCHANGE COMMISSION

                             Washington, D. C. 20549




                                    FORM 8-K

                                 CURRENT REPORT




                     Pursuant to Section 13 or 15(d) of the
                         Securities Exchange Act of 1934


                        Date of Report  October 10, 2001
                                        -----------------
                        (Date of earliest event reported)


                               FORD MOTOR COMPANY
                               ------------------
             (Exact name of registrant as specified in its charter)


                                    Delaware
                                    --------
                 (State or other jurisdiction of incorporation)


                  1-3950                                38-0549190
                  ------                                ----------
         (Commission File Number)              (IRS Employer Identification No.)


 One American Road, Dearborn,  Michigan                     48126
 --------------------------------------                     -----
(Address of principal executive offices)                   (Zip Code)



         Registrant's telephone number, including area code 313-322-3000
                                                            ------------

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                                       -2-

Item 5.  Other Events.
----------------------

     Our news release dated October 10, 2001, filed as Exhibit 20 to this report, is incorporated by reference herein.



Item 7.  Financial Statements, Pro Forma Financial Information and Exhibits.
----------------------------------------------------------------------------

                                    EXHIBITS
                                    --------

Designation           Description                      Method of Filing
-----------           -----------                      ----------------

Exhibit 20            News Release dated
                      October 10, 2001                 Filed with this Report

                                    SIGNATURE
                                    ---------

     Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned thereunto duly authorized on the date indicated.

                                           FORD MOTOR COMPANY
                                           -------------------------------
                                           (Registrant)


Date:  October 11, 2001                   By: /s/Peter Sherry, Jr.
                                               ---------------------------
                                               Peter Sherry, Jr.
                                               Assistant Secretary


                                  EXHIBIT INDEX
                                  -------------


Designation           Description
-----------           -----------

Exhibit 20            News Release dated October 10, 2001